Exhibit 99.1
Regions Financial Corporation UBS Global Financial Services Conference May 16, 2006 D. Bryan Jordan Executive V.P. and Chief Financial Officer Regions Financial Corporation

FORWARD-LOOKING STATEMENT The information contained in this presentation may include forward-looking statements that reflect Regions' current views with respect to future events and financial performance. You should not place undue reliance on these statements as the forward-looking statements are based on current expectations and general assumptions and are subject to various risks, uncertainties, and other factors that may cause actual results to differ materially from the views, beliefs, and projections expressed in such statements. Such forward-looking statements are made in good faith by Regions pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The words "believe", "expect", "anticipate", "project", and similar expressions signify forward-looking statements. Readers are cautioned not to place undue reliance on any forward-looking statements made by or on behalf of Regions. Any such statement speaks only as of the date the statement was made. Regions undertakes no obligation to update or revise any forward-looking statements. Some factors which may affect the accuracy of our projections apply generally to the financial services industry, including: (a) the easing of restrictions on participants in the financial services industry, such as banks, securities brokers and dealers, investment companies, and finance companies, may increase our competitive pressures: (b) possible changes in interest rates may increase our funding costs and reduce our earning asset yields, thus reducing our margins; (c) possible changes in general economic and business conditions in the United States and the South in general and in the communities we serve in particular may lead to a deterioration in credit quality, thereby increasing our provisioning costs, or a reduced demand for credit, thereby reducing our earning assets; (d) the existence or exacerbation of general geopolitical instability and uncertainty, including the threat or occurrence of acts of terror or the occurrence or escalation of hostilities; (e) possible changes in trade, monetary and fiscal policies, laws, and regulations, and other activities of governments, agencies, and similar organizations, including changes in accounting standards, may have an adverse effect on our business; and (f) possible changes in consumer and business spending and saving habits and in employment levels could have an effect on our ability to grow our assets and to attract deposits. Other factors which may affect the accuracy of our projections are specific to Regions, including (i) the cost and other effects of material contingencies, including litigation contingencies; (ii) our ability to expand into new markets and to maintain profit margins in the face of pricing pressures; (iii) our ability to keep pace with technological changes; (iv) our ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions customers and potential Regions customers; (v) our ability to effectively manage interest rate risk, credit risk and operational risk; (vi) our ability to manage fluctuations in the value of our assets and liabilities and off-balance sheet exposures so as to maintain sufficient capital liquidity to support our business; and (vii) our ability to achieve the earnings expectations related to the businesses that we have recently acquired or may acquire in the future, which in turn depends on a variety of factors, including: our ability to achieve anticipated cost savings and revenue enhancements with respect to acquired operations: the assimilation of acquired operations to the Regions corporate culture, including the ability to instill our credit practices and efficient approach to acquired operations; and the continued growth of the markets that the acquired entities serve, consistent with recent historical experience. 3

3 Regions Financial Corporation Eight states represent 83% of deposit base Projected 2005-2010 growth rates in these states are at or above nat'l average: 8% population growth 17% household income growth #1 $11.5B #7 $8.4B #4 $7.1B #6 $5.6B #1 $4.5B #4 $4.3B #4 $2.7B #7 $2.5B Source: SNL

Growing Net Income Base Over $1.0 Billion in Annualized Income* Banking Mortgage Insurance Brokerage 88 2 2 14 Combined Revenue Composition* Insurance 2% Banking 88% Mortgage Banking 2% Brokerage & Trust 14% * Based on annualized 1Q06 financial results; Other of -5.4% 7

Diversified, Rising Revenue Stream $5.0 Billion in Annualized Revenues* Net II Mortgage Insurance Brokerage Fees 61 6 2 18 12 Combined Revenue Composition* Insurance 2% Net Interest Income 61% Mortgage Banking 7% Brokerage & Trust 18% Banking Fees 12% * Based on annualized 1Q06 financial results 9

We're Off To A Strong Start in 2006 First Quarter Results Earnings of $295 million, increase of 12% year over year Revenue of $1.2 billion, a 6% increase year over year Record quarterly revenue and profits at Morgan Keegan Low net charge-offs of 0.20% of average loans 11

Net interest margin is expected to increase from 2005's 3.91% to over 4.00% in 2006 Net charge-offs are anticipated to remain low, in the range of 0.25-0.30% of average loans Morgan Keegan is on track for another record year Retail banking productivity enhancements are ongoing And, We're Optimistic About Continued Strength in 2006 Commercial banking productivity enhancements are beginning 13

Regions' Balance Sheet is Positioned Well For 2006 Net Interest Margin 0.0391 0.0405 Regions has ability to protect deposit base as competition increases Regions has ability to shift to less asset sensitive position 4.00% + 2005 2006 Expectation* Based on current balance sheet modeling and forward rate curve; could differ significantly depending on validity of assumptions 15

Net Charge-offs Are Expected to Remain Low 1Q05 2Q05 3Q05 4Q05 1Q06 East 487.1 455.8 440.5 406.9 409.1 Slight up tick in 1Q06 result of Hurricane Katrina-area portfolio $26 million in non-accrual loans in Katrina portfolio as of March 31, 2006 $7.4 million Katrina-portfolio loans past due greater than 90 days as of March 31, 2006 Low Non-Performing Asset Levels $ in Millions 17 0.70%

Net Charge-offs Are Expected to Remain Low Expect 0.25-0.30% charge-off ratio for 2006 compared to 0.23% in 2005 $58 million reserve identified for possible Katrina portfolio losses as of 3/31/06 Regions believes this reserve is adequate based on current knowledge of portfolio and economic factors 1Q05 2Q05 3Q05 4Q05 1Q06 East 0.0017 0.0023 0.0025 0.0028 0.002 Low Net Charge-off Levels Annualized net charge-offs as a percentage of avg. loans 19 0.20%

1Q05 2Q05 3Q05 4Q05 1Q06 East 204.3 195.6 199.4 211 251.9 Morgan Keegan ^ Outlook for 2006 and Beyond is Good 1Q05 2Q05 3Q05 4Q05 1Q06 East 26.2 24.5 24.1 27 40.8 Revenues $ in Millions Net Income $ in Millions 21 On Track for Another Record Year Up 24% Up 58%

12 Morgan Keegan is Focused on Growing Its Largest Markets... Morgan Keegan's 12 largest markets represent approximately $3 billion in brokerage revenues

Focused on Enhancing Banking Performance Implementing Consistent Business and Staffing Models in Branches Individual performance plans already finalized for about 75% of branches Plans identify growth and efficiency potential, as well as strategies for realization of that potential Migrating Small Business Banking Platform to Branches Previously part of commercial banking platform Providing additional small business client relationship and development training for sales managers Retail product packages Align offerings with customers' needs and help promote cross-sell Significant opportunity to cross-sell among retail and commercial banking, mortgage, insurance and Morgan Keegan Estimate approximately $25 million annual increase in revenue if sell product package to 20% of new checking account customers 25 Retail Banking - First Phase

Focused on Enhancing Banking Performance Consistent staffing guidelines Over 1,500 competency assessments in progress or completed Resulting in some associates being transferred into positions better aligned with their competencies Focus on metropolitan markets Formalized sales structure introduced Incentive compensation plan designed to increase both revenue and profitability 27 Commercial Banking - Began at end of 1Q06

Focused on Enhancing Banking Performance Opportunity for Morgan Keegan to leverage existing banking relationships with upper affluent and wealth households Approximately 220K upper affluent and wealth segment households - only 10% are private banking customers Opportunity for Regions Bank to leverage existing Morgan Keegan relationships Approximately 175K existing Morgan Keegan households, of which only 40% are also Regions bank customers More information on strategy to capitalize on these opportunities later in the year 29 Private Banking - Opportunities Exist

Focused on Enhancing Banking Performance Quartile 1 Quartile 2 Quartile 3 Quartile 4 4Q05 339 282 248 215 1Q06 add 5.4 9.2 5 6.2 In thousands 4Q05 Baseline: $273 Revenue per FTE by Banking Group 31 1Q06: $281 + 3% 4Q05 1Q06

Focused on Enhancing Banking Performance Quartile 1 Quartile 2 Quartile 3 Quartile 4 1Q06 0.44 0.5 0.57 0.62 0.01 0.03 0.04 0.06 4Q05 Average: 54% Operating Efficiency Ratio by Banking Group 17 1Q06 Average: 52% 4Q05 1Q06

Improving Return on Tangible Equity Goal: Mid-20s 1Q05 2Q05 3Q05 4Q05 1Q06 East 0.2016 0.2065 0.211 0.219 0.2232 Return on Tangible Equity *Excludes merger and other charges in 2005 35

Steady EPS Growth* 1Q05 2Q05 3Q05 4Q05 1Q06 EPS 0.57 0.59 0.61 0.62 0.64 12% Year over Year Growth *Excludes merger and other charges in 2005 37

Superior Five Year Total Shareholder Return 83.44% 43.88% 21.46% Source: Bloomberg $100 invested in RF on March 31, 2001, with dividends reinvested, is worth $183.44 on March 31, 2006 39

Provide top quartile peer group returns for our shareholders Consistently deliver above average revenue and profit growth Provide excellent customer service Operational excellence Our Vision: To Become the Leading Regional Financial Services Company We aspire to... Leading associate engagement 41